Exhibit 10.14(b)

OUTSIDE DIRECTOR STOCK OPTION AGREEMENT

(PURSUANT TO THE TERMS OF THE

CONTINENTAL AIRLINES, INC.

INCENTIVE PLAN 2000)

This STOCK OPTION AGREEMENT (this "Option Agreement") is between Continental Airlines, Inc., a Delaware corporation ("Company"), and _______________________ ("Optionee"), and is dated as of the date set forth immediately above the signatures below.

1. Grant of Option. The Company hereby grants to Optionee the right, privilege and option as herein set forth (the "Option") to purchase up to five thousand (5,000) shares (the "Shares") of Class B common stock, $.01 par value per share, of Company ("Common Stock"), in accordance with the terms of this Option Agreement. The Shares, when issued to Optionee upon the exercise of the Option, shall be fully paid and nonassessable. The Option is granted pursuant to and to implement in part the Continental Airlines, Inc. Incentive Plan 2000 (as amended and in effect from time to time, the "Plan") and is subject to the provisions of the Plan, which is hereby incorporated herein and is made a part hereof, as well as the provisions of this Option Agreement. Optionee agrees to be bound by all of the terms, provisions, conditions and limitations of the Plan and this Option Agreement. All capitalized terms have the meanings set forth in the Plan unless otherwise specifically provided. All references to specified paragraphs pertain to paragraphs of this Option Agreement unless otherwise provided. The Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. Option Term. Subject to earlier termination as provided herein, the Option shall terminate on __________________. The period during which the Option is in effect is referred to as the "Option Period".

3. Option Exercise Price. The exercise price (the "Option Price") of the Shares subject to the Option shall be $_________ per Share (which is the Market Value per Share on the date hereof).

4. Vesting. The total number of Shares subject to this Option shall vest immediately upon the grant hereof.

5. Method of Exercise. To exercise the Option, Optionee shall deliver an irrevocable written notice to Company (to the attention of the Secretary of the Company) stating the number of Shares with respect to which the Option is being exercised together with payment for such Shares. Payment shall be made (i) in cash or by check acceptable to Company, (ii) in nonforfeitable, unrestricted shares of Company's Common Stock owned by Optionee at the time of exercise of the Option having an aggregate market value (measured by the Market Value per Share) at the date of exercise equal to the aggregate exercise price of the Option being exercised or (iii) by a combination of (i) and (ii). In addition, at the request of Optionee, and to the extent permitted by applicable law and subject to Paragraph 15, the Option may be exercised pursuant to a "cashless exercise" arrangement with any brokerage firm approved by the Administrator or its delegate under which arrangement such brokerage firm, on behalf of Optionee, shall pay to Company the exercise price of the Options being exercised, and Company, pursuant to an irrevocable notice from Optionee, shall promptly after receipt of the exercise price deliver the shares being purchased to such firm.

6. Termination of Board Service. The Option shall terminate on, and may not be exercised after the earlier of (i) the date that is one year after termination of Optionee's service on the Board for any reason and (ii) the expiration of the Option Period.

7. Reorganization of Company and Subsidiaries. The existence of the Option shall not affect in any way the right or power of Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Company's capital structure or its business, or any merger or consolidation of Company or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or the rights thereof, or the dissolution or liquidation of Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

8. Adjustment of Shares. In the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events involving Company, appropriate adjustments shall be made to the terms and provisions of this Option, in the same manner as is provided for adjustments to the terms and provisions of the warrants issued by Company to Air Canada and to Air Partners, L.P. under the Warrant Agreement dated as of April 27, 1993.

9. No Rights in Shares. Optionee shall have no rights as a stockholder in respect of Shares until such Optionee becomes the holder of record of such Shares.

10. Certain Restrictions. By exercising the Option, Optionee agrees that if at the time of such exercise the sale of Shares issued hereunder is not covered by an effective registration statement filed under the Securities Act of 1933 ("Act"), Optionee will acquire the Shares for Optionee's own account and without a view to resale or distribution in violation of the Act or any other securities law, and upon any such acquisition Optionee will enter into such written representations, warranties and agreements as Company may reasonably request in order to comply with the Act or any other securities law or with this Option Agreement.

11. Shares Reserved. Company shall at all times during the Option Period reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Option.

12. Nontransferability of Option. The Option granted pursuant to this Option Agreement is not transferable other than by will, the laws of descent and distribution or by qualified domestic relations order. The Option will be exercisable during Optionee's lifetime only by Optionee or by Optionee's guardian or legal representative. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities, or torts of Optionee.

13. Amendment and Termination. No amendment or termination of the Option shall be made by the Board or the Administrator at any time without the written consent of Optionee. No amendment or termination of the Plan will adversely affect the rights, privileges and option of Optionee under the Option without the written consent of Optionee.

14. No Guarantee of Board Service. The Option shall not confer upon Optionee any right with respect to continuance of service on the Board, nor shall it interfere in any way with any right to terminate Optionee's Board service at any time.

15. Withholding of Taxes. Company shall have the right to (i) make deductions from the number of Shares otherwise deliverable upon exercise of the Option in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such tax withholding obligations.

16. No Guarantee of Tax Consequences. Neither Company nor any subsidiary nor the Administrator makes any commitment or guarantee that any federal or state tax treatment will apply or be available to any person eligible for benefits under the Option.

17. Severability. In the event that any provision of the Option shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Option, and the Option shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

18. Electronic Delivery and Signatures. Optionee hereby consents and agrees to electronic delivery of any Plan documents, proxy materials, annual reports and other related documents. If the Company establishes procedures for an electronic signature system for delivery and acceptance of Plan documents (including documents relating to any programs adopted under the Plan), Optionee hereby consents to such procedures and agrees that his or her electronic signature is the same as, and shall have the same force and effect as, his or her manual signature. Optionee consents and agrees that any such procedures and delivery may be effected by a third party engaged by the Company to provide administrative services related to the Plan, including any program adopted under the Plan.

19. Governing Law. The Option shall be construed in accordance with the laws of the State of Texas to the extent federal law does not supersede and preempt Texas law.

********

IN WITNESS WHEREOF, the parties have entered into this Option Agreement as of the ____ day of ____________.

"COMPANY"

CONTINENTAL AIRLINES, INC.

By Order of the Administrator

By:

Name:

Title:

"OPTIONEE"

________________________________________

Name: